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             RIDER TO MASTER LOAN AND SECURITY AGREEMENT NO. _______
     DATED ________ ______ (THE "AGREEMENT"), AND ALL LOAN SCHEDULES THERETO
           (EACH A "LOAN SCHEDULE, COLLECTIVELY THE "LOAN SCHEDULES")
                     BY AND BETWEEN THE COBALT GROUP, INC.,
              PARTSVOICE, LLC AND IL ACQUISITION INC. AS CO-DEBTORS
               (EACH A "DEBTOR", COLLECTIVELY, THE "DEBTORS") AND
           CHARTER FINANCIAL, INC. AS SECURED PARTY ("SECURED PARTY")

     Debtors and Secured Party covenant and agree as follows:

1.   Debtors shall remain in compliance with the following provision:

     (i) Debtors' Unrestricted Cash shall be no less than $7,000,000 at all times during the term of the Agreement or any Loan Schedule thereunder.

As used herein:

     Unrestricted Cash means the minimum cash balance on Debtors' consolidated balance sheet in the form of cash or readily marketable securities which has not been pledged, encumbered, restricted or otherwise assigned to or by any third party.

     All other accounting terms not defined herein shall have the meanings ascribed to them according to generally accepted accounting principles, consistently applied.

2. In order to enable Secured Party to review Debtors' compliance with the foregoing terms, conditions and covenants, Debtors shall, within fifteen (15) days of the end of each calendar month, provide Secured Party with (a) an affidavit from the chief financial officer or the Vice President of Finance for The Cobalt Group, Inc. stating that the Debtors have (i) complied and are then in compliance with each of the covenants contained in this Rider, or in the event of any non-compliance, stating the extent of any such non-compliance, and
(ii) paid the monthly rental payment to the landlord on the real estate lease for the premises located at 2200 First Avenue South, Suite 400, Seattle, Washington, 98134 and (b) a monthly bank statement for such month and proof of payment for such rental payment to the landlord.

3. (a) In the event that Debtors fail to be in compliance with any of the provisions set forth hereinabove (an "LC Event"), Debtors shall deliver to Secured Party, within ten days of the occurrence of such failure, an irrevocable standby letter of credit issued by a recognized financial institution acceptable to Secured Party in an amount equal to the sum of the present value of the then remaining payments due under all then existing Loan Schedules during the remaining terms thereof, discounted at a rate equal to five percent (5%), which letter of credit shall be substantially in the form annexed hereto as Exhibit 1 (the "LC"). Such LC shall secure the payment of all Liabilities (as defined in the Agreement) and performance of all other obligations of Debtors to Secured Party and its assigns under the Agreement. Once an LC Event has occurred, unless the LC has been released in accordance with paragraph 3 (b) below, it shall be an Event of Default under the Agreement if at any time during which any amounts remain due under the Agreement or any Loan Schedule, the LC is not in full force and effect or if Secured Party receives notice that the LC will not be replaced or renewed.

     (b) After the occurrence of an LC Event, Secured Party shall retain the LC as collateral


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security until such time as (i) all of the Liabilities under all of the Loan
Schedules to the Agreement have been satisfied in full, or (ii) Debtors' Unrestricted Cash is thereafter increased to more than $7,000,000 (A) for a period of not less than ninety (90) consecutive days by borrowing additional Working Capital, or (B) by raising or generating additional Liquidity. In the event that Debtor increases its Unrestricted Cash in accordance with this paragraph 3 (b), upon Debtor's written request supplying Secured Party with evidence of such compliance and provided that no other Event of Default has occurred under the Agreement, Secured Party shall return the LC to Debtors.

     As used herein:

     "Liquidity" means any proceeds to the Debtors only to the extent that such proceeds have been generated or received by the Debtors and excluding (i) the proceeds of any debt the terms of which provide for scheduled principal payments during the term of any of the Loan Schedules, and (ii) Working Capital.

     "Working Capital" means any proceeds to the Debtors from a working capital facility with a working capital lender.

4. All other terms and conditions of the Agreement and the Loan Schedules shall remain in full force and effect. In the event that there is any conflict between the terms and conditions of this Rider and the terms and conditions of the Agreement or the Loan Schedules, the terms and conditions of this Rider shall govern. All of the terms, conditions and provisions hereunder shall be deemed to be an indivisible part of and supplement to the Agreement and the Loan Schedules.

THE COBALT GROUP, INC.                 CHARTER FINANCIAL, INC.

By:__________________________          By:_________________________

Title:_________________________        Title:________________________

PARTSVOICE, LLC
BY THE COBALT GROUP, INC.

By:__________________________

Title:_________________________

IL ACQUISITION, INC.

By:__________________________

Title:_________________________


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